                                   Supplement
                    to the Prospectus, dated October 28, 1998
                                       for
                      Institutional Select(TM) S&P 500 Fund
               Institutional Select(TM) Large-Cap Value Index Fund
               Institutional Select(TM) Small-Cap Value Index Fund

The "Annual Operating Expenses" section on page 3 is modified to state that:

The Investment Advisor and Schwab guarantee that total operating expenses (excluding taxes, brokerage commissions and extraordinary expenses) of the Small-Cap Value Fund will not exceed 0.00% through at least June 30, 1999.

The first sentence of the second paragraph of the "Investment Strategies" section on page 8 is revised to read:

Each Fund normally will invest at least 80% of its total assets in securities making up its Index (Index Stocks).

The "The Risks" section on page 9 has been modified to include the following:

Other Risks. One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000. The Investment Advisor is taking steps to enable its systems to handle this issue. The Investment Advisor also is seeking assurances that its service providers and business partners are taking similar steps as well. However, it is impossible to know in advance exactly how this issue will affect fund administration, fund performance or securities markets in general.

The "Initial Minimum Investments" section on page 12 has been modified to state that:

Client accounts of Investment Managers are not required to make a minimum initial purchase, maintain a minimum balance or meet a minimum amount for subsequent purchases. All other investment requirements described in this Prospectus, including initial minimum investment amounts for Investment Managers and minimums for investors not buying through Investment Managers, have not changed.

The mailing address in the section titled "By mail." on page 13 has been changed to read P.O. Box 7575, San Francisco, CA 94120-7575.



TF 6434 (4/30/99)